Exhibit 32.2

NORTHERN POWER SYSTEMS CORP.

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Northern Power Systems Corp. (the “Company”) for the period ended March 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Ciel R. Caldwell, Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	May 29, 2014	By:	/S/ CIEL R. CALDWELL
Ciel R Caldwell
Chief Financial Officer